                              SETTLEMENT AGREEMENT

                                   I. PARTIES

     This Settlement Agreement ("Agreement") is entered into between the United
States of America, on behalf of the Department of Defense, acting through the
United States Attorney's Office for the Eastern District of New York,
(collectively the "United States"); Del Global Technologies Corp., ("Del
Global") and RFI Corporation ("RFI") (hereafter referred to as the "Parties"), through their authorized representatives and counsel.

                                  II. PREAMBLE

     As a preamble to this Agreement, the Parties agree to the following:

     A. Del Global is a corporation organized under the laws of the State of New
York, with a principal place of business located in Valhalla, New York. RFI is a wholly-owned subsidiary of Del Global organized under the laws of the State of
Delaware. RFI's principal place of business is located in Bay Shore, Long
Island.

     B. RFI manufactured and sold electrical radio frequency filters (the
"Filters") to the Department of Defense ("DOD") which were to be built in accordance with military specifications MIL- PRF-15733 and MIL-PRF-28861 (the
"Specifications"). In some instances, the Filters were sold directly to the DOD pursuant to contracts entered into with the DOD's Defense Supply Center in
Columbus, Ohio ("DSCC"). In other instances, RFI sold the Filters to entities that were under contract with the DOD to provide equipment, weapons and weapons systems.

     C. The Specifications required that RFI conduct a number of tests on the
Filters during production (collectively, the "Tests"). These tests included a
Seal Test and a Solderability Test. The Specifications required that the Seal
Test be performed in accordance with military standard MIL-STD-202G, Method

112E, and that the Solderability Test be performed in accordance with military standard MIL-STD-202G, Method 208H.

     D. During the period October, 1995 through September, 2001, RFI falsely certified that it had performed the Tests on the Filters, including the Seal and
Solderability Tests when it in fact failed to perform some of the Tests at all, or had failed to perform some of the Tests in accordance with the required military standard and method. Additionally, RFI issued Government -Industry Data
Exchange Program ("GIDEP") Alerts dated September 26, 2001 and November 26, 2001 in which RFI misrepresented that it had performed the Tests in accordance with the Specifications (the "Covered Conduct").

     E. RFI will enter into a plea agreement with the United States, in which
RFI will plead guilty to conspiring to defraud the United States in violation of
18 U.S.C. ss. 371.

     F. RFI is currently supplying to DOD, and to entities under contract with
DOD, filters that are to be built in accordance with military specification
MIL-PRF-15733. Del Global and RFI represent that these filters are in fact being manufactured and supplied in accordance with MIL-PRF-15733 and are being tested in accordance with the standards and methods required by MIL-PRF15733.

     G. Del Global and RFI represent that they have disclosed to the United
States all material information available to them concerning their respective financial conditions.

                           III. TERMS AND CONDITIONS

            NOW, THEREFORE, in consideration of the mutual promises, covenants, and obligations set forth below, and for good and valuable consideration as stated herein, the Parties agree as follows:

     1. Del Global and RFI agree to pay to the United States Five Million
Dollars and No Cents ($5,000,000.00) (the "Settlement Amount"), by or before
September 30, 2004, by electronic funds transfer pursuant to written instructions to be provided by the Office of the United States Attorney for the
Eastern District of New York. The Parties further agree that this Agreement will be signed by all Parties, and that Del Global and RFI will pay the Settlement
Amount no later than RFI's guilty plea in its criminal case, which is currently scheduled for September 30, 2004.

     2. The Settlement Amount is in payment of all civil or administrative monetary claims the United States has or may have under the False Claims Act, 31
U.S.C. ss.ss. 3729-3733; the Contract Disputes Act, 41 U.S.C. ss.ss. 601-13; the
Truth in Negotiations Act, 10 U.S.C. ss. 2306a; the Program Fraud Civil Remedies
Act, 31 U.S.C. ss.ss. 3801-3812; or the common law theories of payment by mistake, unjust enrichment, breach of contract and fraud, for the Covered
Conduct. In addition, the payment of the Settlement Amount shall serve to effect payment of any restitution that may be ordered by the Court in RFI' s criminal case, referenced above, provided that the criminal restitution does not exceed the Settlement Amount.

     3. Subject to the exceptions in Paragraph 4 below, in consideration of the obligations of Del Global and RFI set forth in this Agreement, conditioned upon
Del Global and RFI making payment in full of the Settlement Amount, and subject to Paragraph 9, below (concerning bankruptcy proceedings commenced within 91 days of the effective date of this Agreement), the United States (on behalf of itself, its officers, agents, agencies and departments) agrees to release Del
Global and RFI from any civil or administrative monetary claim the United States has or may have under the False Claims Act, 31 U.S.C. ss.ss. 3729-3733; the
Contract Disputes Act, 41 U.S.C. ss.ss. 601-13; the Truth in Negotiations Act,
10 U.S.C. ss.ss. 2306a; the Program Fraud Civil Remedies Act, 31 U.S.C. ss.ss.
3801-3812; or the common law theories of payment by mistake, unjust enrichment, breach of contract and fraud, for the Covered Conduct.

     4. Notwithstanding any term of this Agreement, specifically reserved and excluded from the scope and terms of this Agreement as to any entity or person
(including Del Global and RFI) are any and all of the following:

     (1) Any civil, criminal or administrative claims arising under Title 26,
         U.S. Code (Internal Revenue Code);

     (2) Any criminal liability, except as set forth in RFI's criminal plea agreement, referenced herein;

     (3) Any and all claims for liability for deficient or defective parts or under any express or implied product liability warranties;

     (4) Any and all administrative remedies in the nature of suspension and debarment;

     (5) Any liability to the United States (or its agencies) for any conduct other than the Covered Conduct;

     (6) Any claims based upon such obligations as are created by this
         Agreement;

     (7) Any claims based on a failure to deliver items or services due;

     (8) Claims against individuals, including present and former officers, directors, employees and agents of Del Global or RFI.

     5. Del Global and RFI waive and will not assert any defenses Del Global and
RFI may have to any criminal prosecution or administrative action relating to the Covered Conduct, which defenses may be based in whole or in part on a contention that, under the Double Jeopardy Clause in the Fifth Amendment of the
Constitution, or under the Excessive Fines Clause in the Eighth Amendment of the
Constitution, this Settlement bars a remedy sought in such criminal prosecution or administrative action. Del Global and RFI agree that this settlement is not punitive in purpose or effect. Nothing in this paragraph or any other provision of this Agreement constitutes an agreement by the United States concerning the characterization of the Settlement Amount for purposes of the Internal Revenue
Laws, Title 26 of the United States Code.

     6. Del Global and RFI fully and finally release the United States, its agencies, employees, servants, and agents from any claims (including attorneys fees, costs, and expenses of every kind and however denominated) which Del
Global and RFI have asserted, could have asserted, or may assert in the future against the United States, its agencies, employees, servants, and agents, related to the Covered Conduct and the United States' investigation and prosecution thereof.

     7. Del Global and RFI agree that all costs (as defined in the Federal
Acquisition Regulations ("FAR") ss. 31.205-47) incurred by or on behalf of Del
Global or RFI in connection with: (1) the matters covered by this Agreement; (2)
the Government's audit(s) and civil and criminal investigation(s) of the matters covered by this Agreement; (3) Del Global's or RFI's investigation, defense, and corrective actions undertaken in response to the Government's audit(s) and civil and criminal investigation(s) in connection with the matters covered by this
Agreement (including attorney's fees); (4) the negotiation of this Agreement and the plea agreement referenced herein; and (5) the payment made pursuant to this
Agreement, are all unallowable costs for Government contract accounting purposes. Del Global and RFI will not charge such unallowable costs directly or indirectly to any contracts with the United States. Del Global and RFI agree that they will make any and all records concerning these unallowable costs available to the United States upon request.

     The United States reserves its right to disagree with any calculations submitted by Del Global, RFI or any entity owned or controlled by Del Global or
RFI concerning unallowable costs. Nothing in this Agreement shall constitute a waiver of the right of the United States to examine or reexamine the unallowable costs described in this Paragraph.

     8. This Agreement is intended to be for the benefit of the Parties only, and by this instrument the Parties do not release any claims against any other person or entity.

     9. Del Global and RFI expressly warrant that they have reviewed their financial situation and that they are currently solvent within the meaning of 11
U.S.C. ss. 547(b) (3), and will remain solvent following its payment to the
United States hereunder. Further, the parties expressly warrant that, in evaluating whether to execute this Agreement, the Parties: (i) have intended that the mutual promises, covenants and obligations set forth herein constitute a contemporaneous exchange for new value given to Del Global and RFI, within the meaning of 11 U.S.C. ss. 547 (c) (1), and (ii) have concluded that these mutual promises, covenants and obligations do, in fact, constitute such a contemporaneous exchange. In the Event Del Global or RFI commences, or a third party commences, within 91 days of the effective date of this Agreement, any case, proceeding, or other action (a) under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have any order for relief of Del Global's or RFI'S debts, or seeking to adjudicate Del Global or
RFI as bankrupt or insolvent, or (b) seeking appointment of a receiver, trustee, custodian or other similar official for Del Global or RFI or for all or any substantial part of Del Global's or RFI'S assets, Del Global and RFI agree as follows:

     a. Del Global's and RFI's obligations under this Agreement may not be avoided pursuant to 11 U.S.C. ss. 547, and neither Del Global nor RFI will argue or otherwise take the position in any such case, proceeding or action that: (i)

Del Global's and RFI's obligations under this Agreement may be avoided under 11
U.S.C. ss. 547; (ii) Del Global and RFI were insolvent at the time this
Agreement was entered into, or became insolvent as a result of the payment made to the United States hereunder; or (iii) the mutual promises, covenants and obligations set forth in this Agreement do not constitute a contemporaneous exchange for new value given to Del Global and RFI.

     b. In the event that Del Global's and RFI's obligations hereunder are avoided for any reason, including, but not limited to, through the exercise of a trustee's avoidance powers under the Bankruptcy Code, the United States, at its sole option, may rescind the releases in this Agreement, and bring any civil and/or administrative claim, action or proceeding against Del Global and RFI for the claims that would otherwise be covered by the releases provided in Paragraph
3 above. If the United States chooses to do so, Del Global and RFI agree that
(i) any such claims, actions or proceedings brought by the United States are not subject to an "automatic stay" pursuant to 11 U.S.C. ss. 362(a) as a result of the action, case or proceeding described in the first clause of this Paragraph, and that neither Del Global nor RFI will argue or otherwise contend that the
United States' claims, actions or proceedings are subject to an automatic stay;
(ii) that neither Del Global nor RFI will plead, argue or otherwise raise any defenses under the theories of statute of limitations, laches, estoppel or similar theories, to any such civil or administrative claims, actions or proceeding which are brought by the United States within one hundred eighty
(180) calendar days of written notification to Del Global and RFI that the releases herein have been rescinded pursuant to this Paragraph, except to the extent such defenses were available on the effective date of this Settlement
Agreement; and (iii) the United States has valid claims against Del Global and
RFI in the amount of $5,000,000 and the United States may pursue its claim,

inter alia, in the case, action or proceeding referenced in the first clause of this Paragraph, as well as in any other case, action, or proceeding.

     c. Del Global and RFI acknowledge that the agreements in this Paragraph are provided in exchange for valuable consideration provided in this Agreement.

     10. Each party to this Agreement will bear its own legal and other costs incurred in connection with this matter, including the preparation and performance of this Agreement.

     11. Del Global and RFI represent that this Agreement is freely and voluntarily entered into without any degree of duress or compulsion whatsoever.

     12. This Agreement is governed by the laws of the United States. The parties agree that the exclusive jurisdiction and venue for any dispute arising between and among the Parties under this Agreement will be the United States
District Court for the Eastern District of New York.

     13. This Agreement constitutes the complete agreement between the Parties.
This Agreement may not be amended except by written consent of the Parties.

     14. The undersigned individuals signing this Agreement on behalf of Del
Global and RFI represent and warrant that they are authorized to execute this
Agreement. The undersigned United States signatories represent that they are signing this Agreement in their official capacities and that they are authorized to execute this Agreement.

     15. This Agreement may be executed in counterparts, each of which constitutes an original and all of which constitute one and the same agreement.

     16. This Agreement is effective on the date of signature of the last signatory to the Agreement.

     17. Del Global and RFI hereby consent to the United States' disclosure of this Agreement, and information about this Agreement, to the public.

                          THE UNITED STATES OF AMERICA

                                           ROSLYNN R. MAUSKOPF
                                           United States Attorney
                                           Eastern District of New York
                                           One Pierrepont Plaza, 14th Fl.
                                           Brooklyn, NY 11201

DATED:      September 30, 2004             BY: /s/ Richard K. Hayes
                                               ---------------------------------
                                               RICHARD K. HAYES
                                               Assistant U.S. Attorney

DATED:      September 30, 2004             BY: /s/ Carol N. Matheke
                                               ---------------------------------
                                               CAROL N. MATHEKE
                                               Assistant Counsel
                                               Defense Supply Center, Columbus

                                   DEL GLOBAL

DATED:      September 29, 2004             BY: /s/ Walter F. Schneider
                                               ---------------------------------

DATED:      September 28, 2004             BY: /s/ Thomas J. Kelly
                                               ---------------------------------
                                               Attorney for Del Global/RFI

                                       RFI

DATED:      September  30, 2004            BY: /s/ George Apergis
                                               ---------------------------------

DATED:      September    , 2004            BY:
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